                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               CAERE CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                               CAERE CORPORATION
                                100 COOPER COURT
                          LOS GATOS, CALIFORNIA 95032

                                                                   April 7, 1998

Dear Stockholder:

     On behalf of Caere Corporation (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders to be held at 9:00 a.m. on Wednesday, May 13, 1998, at The Toll House Hotel, 140 South Santa Cruz Avenue, Los Gatos, California. At the meeting, stockholders will be asked to elect one person to the Company's Board of Directors to serve for a three-year term expiring on the date of the Company's 2001 Annual Meeting of Stockholders, to approve amendments to the 1992 Non-Employee Directors' Stock Option Plan and the 1981 Incentive and Supplemental Stock Option Plans, and to ratify the selection of KPMG Peat Marwick LLP as the Company's independent auditors for 1998. The accompanying Notice and Proxy Statement describes these proposals. We urge you to read this information carefully.

     The Company's Board of Directors believes that a favorable vote on each of the matters to be considered at the meeting is in the best interests of the Company and its stockholders and unanimously recommends a vote "FOR" each such matter. Accordingly, we urge you to review the accompanying material carefully and to return the enclosed proxy card promptly.

     The directors and officers of the Company hope that as many stockholders as possible will be present at the meeting. Because the vote of each stockholder is important, we ask that you sign, date, and return the enclosed proxy card in the envelope provided, whether or not you now plan to attend the meeting. This will not limit your right to change your vote at the meeting or to attend the meeting.

     We appreciate your cooperation and interest in the Company. To assist us in preparation for the meeting, please return your proxy card at your earliest convenience.

                                          Sincerely yours,

                                          ROBERT G. TERESI
                                          Chairman of the Board,
                                          Chief Executive Officer, and President

                               CAERE CORPORATION
                                100 COOPER COURT
                          LOS GATOS, CALIFORNIA 95032
                                ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 13, 1998
                                ---------------

To the Stockholders of Caere Corporation:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Caere Corporation, a Delaware corporation (the "Company"), will be held on Wednesday, May 13, 1998, at 9:00 a.m., local time, at The Toll House Hotel, 140 South Santa Cruz Avenue, Los Gatos, California, for the following purposes:

          1. To elect one director of the Company to serve for the ensuing three years until the Company's 2001 Annual Meeting of Stockholders and until his successor is elected and qualified;

          2. To approve the 1992 Non-Employee Directors' Stock Option Plan, as amended to increase the number of shares that may be issued under the Plan from 230,000 to 330,000, an increase of 100,000 shares;

          3. To approve the 1981 Incentive and Supplemental Stock Option Plans, as amended to increase the number of shares that may be issued under the Plans from 3,595,000 to 4,095,000, an increase of 500,000 shares;

          4. To ratify the selection of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending December 31, 1998; and

          5. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors of the Company has fixed the close of business on March 19, 1998, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

                                          By Order of the Board of Directors

                                          Blanche M. Sutter, Secretary
Los Gatos, California
April 7, 1998

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE-PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK, OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                               CAERE CORPORATION
                                100 COOPER COURT
                          LOS GATOS, CALIFORNIA 95032

                                PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of the Board of Directors (the "Board of Directors" or the "Board") of Caere Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on May 13, 1998, at 9:00 a.m., local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at The Toll House Hotel, 140 South Santa Cruz Avenue, Los Gatos, California.

SOLICITATION

     The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing, and mailing of this proxy statement, the proxy, and any additional information furnished to stockholders. The Company has engaged the firm of D. F. King & Co., Inc. to assist the Company in the distribution and solicitation of proxies and has agreed to pay D. F. King & Co., Inc. a fee of $5,000 plus expenses for its services. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries, and custodians holding in their names shares of the Company's common stock (the "Common Stock") beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram, or personal solicitation by directors, officers, or other employees of the Company and by D. F. King & Co., Inc. No additional compensation will be paid to directors, officers, or other employees for such services.

     The Company intends to mail this proxy statement and accompanying proxy on or about April 7, 1998, to all stockholders entitled to vote at the Annual Meeting.

VOTING RIGHTS AND OUTSTANDING SHARES

     Only holders of record of Common Stock at the close of business on March 19, 1998, will be entitled to notice of and to vote at the Annual Meeting. At the close of business on March 19, 1998, the Company had outstanding and entitled to vote 12,962,206 shares of Common Stock. Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

     All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions, and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

REVOCABILITY OF PROXIES

     Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 100 Cooper Court, Los Gatos, California 95032, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     The Company's Certificate of Incorporation and Bylaws provide that the Board of Directors shall be divided into three classes having staggered terms of three years each, with each class consisting, as nearly as possible, of one-third of the total number of directors. Vacancies on the Board may be filled by persons elected by a majority of the remaining directors or by the affirmative vote of the holders of a majority of the Company's outstanding capital stock. A director elected to fill a vacancy (including a vacancy created by an increase in the size of the Board of Directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director's successor is elected and qualified.

     The Company's Bylaws presently authorize a Board of Directors composed of three directors. Thus, the Board is presently divided into three classes, each of which has one director. The class whose term of office expires at the Annual Meeting consists of one director. One of the purposes of the Annual Meeting is the election of one director to this class, to serve until the 2001 Annual Meeting of Stockholders and until his successor is elected and has qualified, or until his earlier death, resignation, or removal. The nominee for election to this class is currently a director of the Company previously elected by the stockholders, whose term expires at the Annual Meeting.

     Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominee named below. In the event that the nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. The individual nominated for election has agreed to serve if elected, and management has no reason to believe that the nominee will be unable to serve.

     Set forth below is biographical information for the individual nominated and for each person whose term of office as a director will continue after the Annual Meeting.

NOMINEE FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2001 ANNUAL MEETING

ROBERT G. TERESI

     Mr. Teresi, age 56, has been with the Company since 1976 and has served as Chief Executive Officer and a director of the Company since May 1985. Mr. Teresi served as President of the Company from May 1985 through May 1994 and since February 1996. He was elected Chairman of the Board in October 1991.

DIRECTOR CONTINUING IN OFFICE UNTIL THE 2000 ANNUAL MEETING

JAMES K. DUTTON

     Mr. Dutton, age 65, has been a director of the Company since 1979. He is currently an independent consultant and private investor. From December 1979 to May 1985, he served as the Company's President and Chief Executive Officer. From 1991 to May 1993, Mr. Dutton was a consultant to, and President of, Andor America Corporation, a distributor of high-end mainframe computer equipment and related software. He was a director of System Industries, Inc. from May 1985 to July 1993 and served as its Chairman of the Board from March 1992 to July 1993. He is also a director of ECCS, Inc. and Network Equipment Technologies, Inc.

DIRECTOR CONTINUING IN OFFICE UNTIL THE 1999 ANNUAL MEETING

ROBERT J. FRANKENBERG

     Mr. Frankenberg, age 50, has been a director of the Company since December 1996. Since May 1997, Mr. Frankenberg has been President and Chief Executive Officer of Encanto Networks, Inc., a developer of hardware and software designed to enable creation of businesses on the Internet. From April 1994 to August

1996, he was Chairman, President, and Chief Executive Officer of Novell, Inc., a producer of network software. From April 1991 to April 1994, he was Vice President and General Manager of the Personal Information Products Group at Hewlett Packard Company, a leading manufacturer of computing, communications and measurement products and services. He is also a director of America Online, Inc., Electroglas, Inc., Wall Data, Inc., Daw Technologies, Inc., and Secure Computing Corporation.

          MANAGEMENT RECOMMENDS A VOTE IN FAVOR OF THE ABOVE NOMINEE.

BOARD MEETINGS AND COMMITTEES

     During the fiscal year ended December 31, 1997, the Board held eleven meetings. The Board has a standing Compensation and Option Committee, a standing Audit Committee, and a standing Nominating Committee.

     The Audit Committee meets with the Company's independent auditors at least annually to review the results of the annual audit and discuss the financial statements; recommends to the Board the independent auditors to be retained; and receives and considers the auditors' comments as to controls, adequacy of staff, and management performance and procedures in connection with audit and financial controls. The Audit Committee, which in 1997 consisted of Messrs. Dutton, Frankenberg, and Zuckerman, until the death of Mr. Zuckerman in September 1997, met once during the fiscal year ended December 31, 1997. Currently the Committee consists of Messrs. Dutton and Frankenberg.

     The Compensation and Option Committee makes recommendations concerning salaries, incentive compensation, and stock option grants to officers under the Company's stock option plans, and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. The Compensation and Option Committee, which in 1997 consisted of Messrs. Dutton, Frankenberg, and Zuckerman, met once during the fiscal year ended December 31, 1997. Currently the Committee consists of Messrs. Dutton and Frankenberg.

     The Nominating Committee interviews, evaluates, nominates, and recommends individuals for membership on the Company's Board of Directors and committees thereof. No procedure has been established for the consideration of nominees recommended by stockholders. The Nominating Committee, which in 1997 consisted of Messrs. Dutton, Frankenberg, and Zuckerman, did not meet during the fiscal year ended December 31, 1997. Currently the Committee consists of Messrs. Dutton and Frankenberg.

     During the fiscal year ended December 31, 1997, each Board member attended seventy-five percent or more of the aggregate of the meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member, respectively.

                                   PROPOSAL 2

                       APPROVAL OF AMENDMENT TO THE 1992
                   NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

DESCRIPTION OF THE PROPOSED AMENDMENT

     The Company's 1992 Non-Employee Directors' Stock Option Plan (the "Directors' Plan") was originally adopted by the Board in February 1992 and approved by the stockholders in May 1992. In February 1998, the Board adopted, subject to stockholder approval, a proposal to amend the Directors' Plan to increase the number of shares of Common Stock authorized for issuance under the Directors' Plan from 230,000 shares to 330,000 shares, an increase of 100,000 shares. The Board adopted this amendment to facilitate the Company's goals of increasing the compensation of its non-employee directors when stockholder value (represented by the trading price of the Company's stock) is increased and of attracting, over time, additional non-employee directors of the Company.

     As of March 19, 1997, the Company had granted options under the Directors' Plan for an aggregate of 155,554 shares of Common Stock, all of which were outstanding, with exercise prices ranging from $6.94 to $10.13 per share. As of March 19, 1998, without taking into account the proposed amendment to the Directors' Plan, 83,336 shares remained available for future grant under the plan.

     The affirmative vote of a majority of the shares of the Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting will be required for the approval of Proposal 2.

              MANAGEMENT RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.

DESCRIPTION OF THE DIRECTORS' PLAN

     The essential features of the Directors' Plan are outlined below.

GENERAL

     The Directors' Plan provides for the nondiscretionary grant of nonstatutory stock options. Nonstatutory stock options granted under the Directors' Plan are intended not to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). See "Federal Income Tax Information" below for a discussion of the tax treatment of nonstatutory stock options. Without taking into account the proposed amendment to the Directors' Plan, the maximum number of shares of Common Stock that may be issued pursuant to options granted under the Directors' Plan currently is 230,000. As amended, such maximum number of shares under the Directors' Plan would increase to 330,000.

PURPOSE

     The Company, by means of the Directors' Plan, seeks to attract and retain the best available personnel for service as directors of the Company, to provide additional incentive for such persons to exert maximum efforts to promote the success of the Company, and to encourage their continued service on the Board.

ADMINISTRATION

     The Directors' Plan is administered by the Board, unless the Board delegates administration to a committee composed of not fewer than two members of the Board. As used herein with respect to the Directors' Plan, the term "Board" refers to any committee to which the Board delegates administrative authority with respect to the Directors' Plan, as well as to the Board of Directors itself. Subject to the provisions of the Directors' Plan, the Board has the power to construe and interpret the Directors' Plan and options granted under it, to establish, amend, and revoke rules and regulations for its administration, to amend the Directors' Plan, and generally to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

ELIGIBILITY

     Options may be granted under the Directors' Plan only to non-employee directors of the Company. A "non-employee director" is defined in the Directors' Plan as a director of the Company who is not otherwise an employee of the Company or of any affiliate of the Company. The term "affiliate" as used in the Directors' Plan means any parent or subsidiary corporation of the Company, as those terms are defined in the Code. Two of the Company's three current directors (all except Mr. Teresi) are eligible to participate in the Directors' Plan.

STOCK SUBJECT TO THE DIRECTORS' PLAN

     If options granted under the Directors' Plan expire or otherwise terminate without being exercised, the Common Stock not purchased pursuant to such options again becomes available for issuance under the Directors' Plan. Subject to the approval of Proposal 2, the number of shares authorized for issuance under the Directors' Plan will be increased from 230,000 to 330,000, an increase of 100,000 shares.

TERMS OF OPTIONS

     Each option under the Directors' Plan is subject to the following terms and conditions:

     Non-Discretionary Grants. The option grants under the Directors' Plan are nondiscretionary. Pursuant to the Directors' Plan, each person who after March 2, 1996, is elected for the first time by the Board or stockholders of the Company to be a non-employee director of the Company shall automatically be granted an option to purchase 30,000 shares of Common Stock (subject to adjustment as provided in the Directors' Plan) upon the date of such election. Thereafter, so long as any such person remains a non-employee director of the Company and the Directors' Plan remains in effect, he or she shall, on each three-year anniversary of such initial grant, automatically be granted an option to purchase 30,000 shares of the Company's Common Stock (subject to adjustment as provided in the Directors' Plan). Each non-employee director who was a non-employee director on March 2, 1996, shall, on each three-year anniversary of such non-employee director's most recent receipt of an option grant prior to March 2, 1996 under the Directors' Plan, automatically be granted an option to purchase 30,000 shares of Common Stock (subject to adjustment as provided in the Directors' Plan).

     Exercise Price; Payment. The exercise price of each option granted under the Directors' Plan shall be equal to 100% of the fair market value of the Common Stock subject to such option on the date such option is granted. The exercise price of options granted under the Directors' Plan must be paid either:
(i) in cash at the time the option is exercised, (ii) by delivery to the Company of shares of Common Stock of the Company that have been held for the requisite period necessary to avoid a charge to the Company's reported earnings and valued at the fair market value on the date of exercise; or (iii) by a combination of such methods of payment.

     Option Vesting. Options granted under the Directors' Plan generally vest with respect to each optionee in three equal annual installments commencing on the date one year after the date of grant of the option, provided that the optionee has, during the entire one-year period prior to such vesting date, continuously served as a non-employee director of the Company. The options of a director who dies or voluntarily resigns from the Board after five continuous years of service as a non-employee director shall be fully vested.

     Termination of Options. Currently no option granted under the Directors' Plan is exercisable after the expiration of ten years from the date the option was granted.

     Nontransferability of Options. Options granted under the Directors' Plan are not transferable except by will or by the laws of descent and distribution, and are exercisable during the lifetime of the person to whom the option is granted only by such person or by his or her guardian or legal representative.

ADJUSTMENT PROVISIONS

     If there is any change in the stock subject to the Directors' Plan or subject to any option granted under the Directors' Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure, or otherwise), the Directors' Plan and options outstanding thereunder will be appropriately adjusted as to the class and maximum number of shares subject to the Directors' Plan and the class, number of shares, and price per share of stock subject to such outstanding options.

EFFECT OF CERTAIN CORPORATE EVENTS

     Options will be fully vested and will be exercisable immediately in the event of: a dissolution or liquidation of the Company or sale of all or substantially all of the assets of the Company; a reorganization, merger, or consolidation with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger, or consolidation do not, immediately thereafter, own more than 50% of the combined voting power of the reorganized, merged, or consolidated company's then outstanding voting securities; the acquisition (other than from the Company) by any person(s) of 50% or more of either the then outstanding shares of Common Stock of the Company or the combined voting power of the resulting company's then outstanding voting securities; or the date the incumbent board ceases for any reason to constitute at least a majority of the Board. For this purpose, an incumbent director includes certain persons approved by a majority of incumbent directors. In addition, in the case of certain forms of corporate transactions, at the sole discretion of the Board and to the extent permitted by applicable law, any surviving corporation other than the Company may elect to assume outstanding options or may substitute similar options, and outstanding options will terminate if not exercised or assumed prior to such event.

DURATION, AMENDMENT, AND TERMINATION

     The Board may suspend or terminate the Directors' Plan at any time. Unless sooner terminated, the Directors' Plan shall terminate on February 27, 2002.

     The Board also may amend the Directors' Plan at any time and from time to time; provided however, that no amendment will be effective unless approved by the stockholders of the Company within twelve months before or after the adoption of the amendment, where the amendment would: (i) increase the number of shares reserved for options under the Directors' Plan; (ii) modify the requirements as to eligibility for participation in the Directors' Plan (to the extent such modification requires stockholder approval in order for the Directors' Plan to comply with the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); or (iii) modify the Directors' Plan in any other way if such modification requires stockholder approval in order for the Directors' Plan to comply with the requirements of Rule 16b-3 under the Exchange Act.

FEDERAL INCOME TAX INFORMATION

     Stock options granted under the Directors' Plan are subject to federal income tax treatment pursuant to rules governing options that are not incentive stock options.

     The following is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Directors' Plan, does not purport to be complete, and does not discuss the income tax laws of any state or foreign country in which an optionee may reside.

     Options granted under the Directors' Plan are nonstatutory options. There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee generally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Because the optionee is a director of the Company, under existing laws the date of taxation (and the date of measurement of taxable ordinary income) may in some instances be deferred unless the optionee files an election under
Section 83(b) of the Code. The filing of a Section 83(b) election with respect to the exercise of an option may affect the time of taxation and the amount of income recognized at each such time. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long-term, mid-term, or short-term depending on how long the stock had been held at the time of disposition. Slightly different rules may apply to optionees who acquire stock subject to a repurchase option or who are subject to Section 16(b) of the Exchange Act.

                                   PROPOSAL 3

                APPROVAL OF AMENDMENTS TO THE 1981 OPTION PLANS

DESCRIPTION OF THE PROPOSED AMENDMENTS

     In February 1998, the Board adopted, subect to stockholder approval, a proposal to amend the 1981 Incentive Stock Option Plan and the 1981 Supplemental Stock Option Plan (collectively, the "1981 Option Plans") to increase the number of shares authorized for issuance under the 1981 Option Plans on a combined basis by 500,000 shares, to a total of 4,095,000 shares. The Board adopted this amendment to ensure that the Company can continue to grant stock options to employees at levels determined appropriate by the Board and the Compensation and Option Committee of the Board.

     The total number of shares currently authorized for issuance under the 1981 Option Plans on a combined basis is 3,595,000 shares. As of March 19, 1998, and without taking into account the proposed amendment to the 1981 Option Plans, options (net of canceled or expired options) covering an aggregate of 3,386,747 shares of the Company's Common Stock had been granted under the 1981 Option Plans, and only 208,253 shares (plus any shares that might in the future be returned to the 1981 Option Plans as a result of cancellations or expiration of options) remained available for future grant under the 1981 Option Plans.

     The affirmative vote of a majority of the shares of the Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting will be required for the approval of Proposal 3.

              MANAGEMENT RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3.

DESCRIPTION OF THE 1981 OPTION PLANS

     The essential features of the 1981 Option Plans are outlined below.

GENERAL

     The 1981 Incentive Stock Option Plan (the "ISO Plan") provides for the grant of incentive stock options. Incentive stock options granted under the ISO Plan are intended to qualify as "incentive stock options" within the meaning of
Section 422 of the Code. The 1981 Supplemental Stock Option Plan (the "Supplemental Plan") provides for the grant of nonstatutory stock options. Nonstatutory stock options granted under the Supplemental Plan are intended not to qualify as incentive stock options under the Code. See "Tax Information" for a discussion of the tax treatment of incentive and nonstatutory stock options.

PURPOSE

     The 1981 Option Plans were adopted to provide a means by which selected officers and employees of and consultants to the Company and its affiliates could be given an opportunity to purchase stock of the Company, to assist in retaining the services of employees holding key positions, to secure and retain the services of persons capable of filling such positions, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

ADMINISTRATION

     The 1981 Option Plans provide that they will be administered by the Board of Directors of the Company and authorize the Board to delegate such administration to a committee of one or more members of the Board. All of the members may be "non-employee directors" (a director who is receiving no compensation from the Company other than for service on the Board of Directors or who does not receive such additional compensation which exceeds the limits specified in the definition of such term under Rule 16b-3 under the Exchange
Act), or "outside directors" (a director who is neither a current or former officer of the Company nor a current employee of the Company, and who is receiving no compensation from the Company other than for service on the Board or who does not receive such additional compensation which exceeds the limits specified in the definition of such term under Section 162(m) of the Code). If administration is delegated to a committee, the committee has the power to delegate administrative powers to a subcommittee of two or more outside directors. As used herein with respect to the 1981 Option Plans, the "Board" refers to the Compensation and Option Committee or, as applicable, the subcommittee, as well as the Board of Directors itself. The Board has the power to construe and interpret the 1981 Option Plans and, subject to the provisions of the 1981 Option Plans, to determine the persons to whom and the dates on which options will be granted, the number of shares to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, the exercise price, the type of consideration, and other terms of the option. The Board has delegated such administration to the Compensation and Option

Committee. Prior to the death of Mr. Zuckerman in September 1997, the Compensation and Option Committee authorized a subcommittee consisting of Messrs. Zuckerman and Frankenberg, the Company's two "outside directors," to establish and administer grants of options under the 1981 Option Plans to key employees of the Company, subject to ratification by the Compensation and Option Committee. Currently, the Company only has one outside director within the meaning of Section 162(m) of the Code, and the subcommittee therefore is no longer constituted for purposes of the 1981 Option Plans.

ELIGIBILITY

     Incentive stock options may be granted under the ISO Plan only to selected key employees (including officers) of the Company and its affiliates. Options may be granted to directors of the Company under the ISO Plan only if such directors are also key employees of the Company or of any of its affiliates. Nonstatutory stock options may be granted under the Supplemental Plan only to key employees (including officers) of, directors of, or consultants to, the Company or its affiliates.

     No option may be granted under the ISO Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and the term of the option does not exceed five years from the date of grant. An option may be granted to an eligible person under the ISO Plan only if the aggregate fair market value of the stock with respect to which incentive stock options granted after 1986 are exercisable for the first time by such person during any calendar year under all incentive stock option plans of the Company and its affiliates does not exceed $100,000. The 1981 Option Plans provide that the number of shares that can be made subject to options granted to any individual under the 1981 Option Plans in a calendar year is limited to 300,000. The principal purpose for such a per-employee limitation is to comply with Internal Revenue Service regulations that permit certain performance-based compensation, including compensation attributable to stock options that meet specified criteria, to be exempt from the $1 million limitation under Section 162(m) of the Code on the amount that may be deducted by publicly held corporations for compensation paid to certain employees. See "Federal Income Tax Information."

     During the last fiscal year, under the 1981 Option Plans, the Company granted to all executive officers as a group options to purchase 140,000 shares of Common Stock at exercise prices of $8.38 to $9.19 per share and to all employees (excluding executive officers) as a group options to purchase 510,725 shares at exercise prices of $6.50 to $9.88 per share. No non-employee director was granted an option under the 1981 Option Plans in 1997.

STOCK SUBJECT TO THE 1981 OPTION PLANS

     If options granted under the 1981 Option Plans expire or otherwise terminate without being exercised, the Common Stock not purchased pursuant to such options again becomes available for issuance under the 1981 Option Plans. Subject to the approval of Proposal 3, the number of shares authorized for issuance under the 1981 Option Plans will be increased from 3,595,000 to 4,095,000, an increase of 500,000 shares.

TERMS OF OPTIONS

     The following is a description of the permissible terms of options under the 1981 Option Plans. Individual option grants may be more or, with respect to certain provisions, less restrictive as to any or all of the permissible terms described below.

     Exercise Price; Payment. The exercise price of incentive stock options under the ISO Plan may not be less than the fair market value of the Common Stock subject to the option on the date of the option grant, and in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. The exercise price of nonstatutory options under the Supplemental Plan may not be less than 85% of the fair market value of the Common Stock subject to the option on the date of the option grant. In the event of a decline in the value of the Company's Common Stock, the Board has the authority to offer employees the opportunity to replace outstanding higher-priced options, whether incentive or nonstatutory, with new lower-priced options.

     The exercise price of options granted under the 1981 Option Plans must be paid either: (i) in cash at the time the option is exercised; or (ii) at the discretion of the Board, (a) by delivery of other Common Stock of the Company,
(b) pursuant to a deferred payment arrangement, or (c) in any other form of legal consideration acceptable to the Board.

     Option Exercise. Options granted under the 1981 Option Plans may become exercisable in cumulative increments ("vest") as determined by the Board. Shares covered by options may be subject to different vesting terms. The Board has the power to accelerate the time during which an option may be exercised. In addition, options granted under the 1981 Option Plans may permit exercise prior to vesting, but in such event the optionee may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase shares not yet vested should the optionee leave the employ of the Company before vesting.

     Term. The maximum term of options granted under the 1981 Option Plans is ten years, except that in certain cases (see "Eligibility" above) the maximum term is five years. Options granted under the 1981 Option Plans terminate three months after the optionee ceases to be employed by the Company or any affiliate of the Company, unless (a) the termination of employment is due to such person's permanent and total disability (as defined in the Code), in which case the option may, but need not, provide that it may be exercised at any time within one year of such termination; (b) the optionee dies while employed by the Company or any affiliate of the Company, or within three months after termination of such employment, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the optionee's death) within 18 months of the optionee's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (c) the option by its terms specifically provides otherwise. Individual options by their terms may provide for exercise within a longer or shorter period of time following termination of employment or the consulting relationship.

ADJUSTMENT PROVISIONS

     If there is any change in the stock subject to the 1981 Option Plans or subject to any option granted under the 1981 Option Plans (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure, or otherwise), the 1981 Option Plans and options outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to such plan and the class, number of shares, and price per share of stock subject to such outstanding options.

EFFECT OF CERTAIN CORPORATE EVENTS

     The 1981 Option Plans provide that, in the event of a dissolution or liquidation of the Company, specified type of merger, or other corporate reorganization, the Board of Directors may, in its sole discretion to the extent permitted by law, (i) require any surviving corporation to either assume options outstanding under the 1981 Option Plans or substitute similar options for those outstanding, (ii) accelerate the time during which such options may be exercised and terminate all options not exercised during that time, or (iii) continue outstanding options in full force and effect.

DURATION, AMENDMENT, AND TERMINATION

     The Board may suspend or terminate the 1981 Option Plans without stockholder approval or ratification at any time or from time to time. Unless terminated sooner, the 1981 Option Plans currently will terminate on January 31, 2000.

     The Board also may amend the 1981 Option Plans at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of the Company within twelve months before or after its adoption by the Board if the amendment would: (i) increase the number of shares reserved for issuance under the 1981 Option Plans; (ii) materially modify the requirements as to eligibility for participation in the 1981 Option Plans to the extent such modification requires stockholder approval in order for the ISO Plan to satisfy the requirements of Section 422(b) of the Code; or (iii) modify the 1981 Option Plans in any other way if such modification requires stockholder approval in order for the 1981 Option Plans to comply with the requirements of Rule 16b-3 under the Exchange Act or to satisfy the requirements of Section 422(b) of the Code. The Board may submit any other amendment to the 1981 Option Plans for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees. The ISO Plan expressly contemplates that the Board may adopt amendments in any respect to provide optionees with the maximum benefits under the Code relating to incentive stock options or to bring the ISO Plan into compliance with the Code.

FEDERAL INCOME TAX INFORMATION

     Incentive Stock Options. Incentive stock options under the ISO Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

     There generally are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may cause an optionee to become subject to, or result in an increase in, liability for alternative minimum tax.

     If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (i) the excess of the stock's fair market value on the date of exercise over the exercise price, or (ii) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term capital gain if the stock is held for more than 18 months, mid-term capital gain if the stock is held for more than one year but not more than 18 months, or short-term capital gain if the stock is held for one year or less. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

     To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company generally will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

     Nonstatutory Stock Options. Nonstatutory stock options granted under the Supplemental Plan generally have the following federal income tax consequences:
There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long-term, mid-term, or short-term depending on how long the stock had been held at the time of disposition. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

     Potential Limitation on Company Deductions. Code Section 162(m) denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1 million for a covered employee. It is possible that compensation attributable to awards under the 1981 Option Plans, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

     Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m) of the Code, compensation attributable to stock options will qualify as performance-based compensation, provided that: (i) the stock option plan contains a per-employee limitation on the number of shares for which stock options may be granted during a specified period; (ii) the per-employee limitation is approved by the stockholders; (iii) the award is granted by a compensation committee comprised solely of two or more "outside directors"; and (iv) the exercise price of the option is no less than the fair market value of the stock on the date of grant. Options granted under the 1981 Option Plans between May 14, 1996, and September 20, 1997, that have an exercise price at least equal to the fair market value of the Company's Common Stock on the date of grant should qualify as performance-based compensation that is exempt from the $1 million deduction limitation. Because only one of the Company's current directors satisfies the criteria to qualify as an "outside director," options granted after September 20, 1997, will not qualify as performance-based compensation, unless and until such option grants are approved by two "outside directors" as defined for purposes of Section 162(m) of the Code.

                                   PROPOSAL 4

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors has selected KPMG Peat Marwick LLP ("KPMG") as the Company's independent auditors for the fiscal year ending December 31, 1998, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. KPMG has audited the Company's financial statements since 1976. Representatives of KPMG are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

     Stockholder ratification of the selection of KPMG as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of KPMG to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different auditing firm at any time during the year if the Board determines that such a change would be in the best interests of the Company and its stockholders.

     The affirmative vote of the holders of a majority of the shares of the Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of KPMG.

              MANAGEMENT RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 4.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the ownership of the Company's Common Stock as of March 19, 1998, by: (i) each director and nominee for director, (ii) each of the executive officers named in the Summary Compensation Table; (iii) all officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock.

                                                      BENEFICIAL OWNERSHIP(1)
                                               --------------------------------------
              BENEFICIAL OWNER                 NUMBER OF SHARES(2)   PERCENT OF TOTAL
              ----------------                 -------------------   ----------------
Wisconsin Investment Board...................       1,250,000              9.6%
  P.O. Box 7842
  Madison, WI 53707
Mellon Bank Corporation......................         717,400              5.5%
  One Mellon Bank Center
  Pittsburgh, PA 15258
Robert G. Teresi.............................         343,242              2.6%
James K. Dutton..............................          94,444                *
Robert J. Frankenberg........................          10,000                *
Blanche M. Sutter............................         159,832              1.2%
Wayne E. Rosing..............................         121,944                *
Chad B. Kinzelberg...........................         102,250                *
Lawrence F. Lunetta..........................          91,000                *
All executive officers and directors as a
  group
  (8 persons)................................         953,762              7.0%

---------------

 *  Less than 1%

(1) This table is based upon information supplied by executive officers, directors, and principal stockholders and Schedules 13G filed with the Securities and Exchange Commission (the "SEC"). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 12,962,206 shares outstanding on March 19, 1998, adjusted as required by rules promulgated by the SEC.

(2) Includes shares which certain executive officers and directors of the Company have the right to acquire within 60 days after the date of this table pursuant to outstanding options as follows: Robert G. Teresi, 231,000 shares; James K. Dutton, 64,444 shares; Robert J. Frankenberg, 10,000 shares; Blanche M. Sutter, 139,832 shares; Wayne E. Rosing, 49,444 shares; Lawrence F. Lunetta, 79,127 shares; Chad B. Kinzelberg, 82,250 shares; and all executive officers and directors as a group, 677,147 shares.

                             ADDITIONAL INFORMATION

MANAGEMENT

     Executive officers are elected annually by the Board and serve at the discretion of the Board. Set forth below is information regarding executive officers of the Company who are not directors of the Company.

         NAME           AGE                      POSITION
         ----           ----                     --------
Dan D. Borozan........   61    Vice President, Operations
Chad B. Kinzelberg....   30    Vice President, Marketing
Lawrence F. Lunetta...   46    Senior Vice President, Sales and Strategic
                               Partners
Wayne E. Rosing.......   51    Vice President, Engineering and Chief
                               Technical Officer
Blanche M. Sutter.....   51    Executive Vice President, Chief Financial
                               Officer, and Secretary

     Mr. Borozan joined the Company in January 1991 as Vice President,
Operations.

     Mr. Kinzelberg joined the Company in September 1994 as Vice President, Marketing. Prior to that, he was Senior Director, Fax and Messaging Software, from 1992 to 1994, and Senior Director, Marketing, in 1994 at Delrina Corporation, a designer and manufacturer of fax, forms, and content-based software.

     Mr. Lunetta has been the Company's Senior Vice President, Sales and Strategic Partners, since September 1996. Previously, he had been the Company's Vice President and General Manager, Desktop Products, since February 1996; Vice President, Sales and Service, from April 1995 to February 1996; Vice President, Strategic Relations, from November 1994 to April 1995, and Vice President, Worldwide Marketing, from 1993 to 1994. From 1992 to 1993, he was Director of International Markets.

     Mr. Rosing has been the Company's Vice President, Engineering, and Chief Technical Officer since August 1996. He was a director of the Company from June 1991 to August 1996. Mr. Rosing has been President of the Remote Telescope Company, Inc., a corporation that is developing automatic telescopes with Internet access, since September 1994. From 1988 to 1994, he was an officer of Sun Microsystems, Inc., a manufacturer of UNIX-based professional work stations and compatible software, or President or Vice President of one of its subsidiaries, divisions, or groups.

     Ms. Sutter has been the Company's Chief Financial Officer since April 1986. She became Executive Vice President in September 1996. Previously, she had been Senior Vice President, Finance, of the Company since April 1996, having been Vice President, Finance, since April 1986. In June 1989, Ms. Sutter was also appointed as the Company's Secretary.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors, and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1997, all
Section 16(a) filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were complied with.

                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

     Each non-employee director of the Company receives an annual retainer of $8,000 and a per meeting fee of $2,000 (plus $2,000 for each committee meeting attended by committee members, if held on days other than Board meeting dates), plus expenses. No compensation is paid for participation in telephone meetings. In the fiscal year ended December 31, 1997, the total compensation and expense reimbursement paid to three non-employee directors as a group was $61,410.

     Each non-employee director of the Company also receives stock option grants under the Directors' Plan. Only non-employee directors of the Company are eligible to receive options under the Directors' Plan. See Proposal 2.

SUMMARY OF COMPENSATION

     The following table shows for the fiscal years ending December 31, 1997, 1996, and 1995, compensation awarded or paid to, or earned by the Company's Chief Executive Officer and its other four most highly compensated executive officers at December 31, 1997 (the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                           LONG-TERM
                                                 ANNUAL COMPENSATION      COMPENSATION
                                               ------------------------   ------------
                                                                             AWARDS
                                                                          ------------
                                                                           SECURITIES
                                                                           UNDERLYING     ALL OTHER
                                                      SALARY     BONUS      OPTIONS      COMPENSATION
         NAME AND PRINCIPAL POSITION           YEAR   ($)(1)      ($)         (#)           ($)(2)
         ---------------------------           ----   -------   -------   ------------   ------------
Mr. Robert G. Teresi.........................  1997   250,000    58,810      45,000          2,627
Chief Executive Officer and President          1996   250,000   121,371      40,000         11,077
                                               1995   250,000    14,664      40,000          6,105
Ms. Blanche M. Sutter........................  1997   180,000    42,577      25,000          1,810
Executive Vice President,                      1996   173,754    85,217      65,000(3)       3,914
Chief Financial Officer,                       1995   144,628     8,889      13,000          3,119
and Secretary
Mr. Wayne E. Rosing(4).......................  1997   180,000    40,237      10,000          1,722
Vice President, Engineering, and               1996    37,500         0          --             --
Chief Technical Officer                        1995        --        --          --             --
Mr. Lawrence F. Lunetta......................  1997   150,000    35,285      10,000          1,640
Senior Vice President, Sales                   1996   148,130    71,856      27,725          1,244
and Strategic Partners                         1995   130,300    46,917      22,000          2,779
Mr. Chad Kinzelberg..........................  1997   138,125    33,687      30,000          1,394
Vice President, Marketing                      1996   135,000    65,792       5,000            998
                                               1995   132,404    32,913     108,000            455

---------------
(1) Includes amounts earned but deferred at the election of the executive officer.

(2) Includes the Company's matching payments for Messrs. Teresi, Lunetta, and Kinzelberg, and Ms. Sutter under its 401(k) plan, length of service travel awards, and term life insurance premiums paid by the Company for each officer.

(3) Includes the grant of options in consideration for the cancellation of options granted during fiscal year 1994.

(4) Employment commenced August 1996.

STOCK OPTION GRANTS AND EXERCISES

     The Company grants stock options to its executive officers under the 1981 Option Plans. For the number of shares subject to outstanding options and a description of the 1981 Option Plans, see Proposal 3. During the fiscal year ended December 31, 1997, no options were exercised by the Named Executive Officers.

     The following table shows for the fiscal year ended December 31, 1997, certain information regarding options granted to the Named Executive Officers:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                         POTENTIAL REALIZABLE
                               INDIVIDUAL GRANTS                                           VALUE AT ASSUMED
                       ----------------------------------                                  ANNUAL RATES OF
                         NUMBER OF         % OF TOTAL                                        STOCK PRICE
                        SECURITIES          OPTIONS                                        APPRECIATION FOR
                        UNDERLYING         GRANTED TO       EXERCISE OR                     OPTION TERM(1)
                          OPTIONS         EMPLOYEES IN      BASE PRICE     EXPIRATION    --------------------
        NAME           GRANTED(#)(2)   FISCAL YEAR(%)(3)      ($/SH)          DATE        5%($)       10%($)
        ----           -------------   ------------------   -----------    ----------    --------    --------
Mr. Teresi...........     45,000              7.1              8.375        12/17/07     236,933     600,386
Ms. Sutter...........     25,000              4.0              8.375        12/17/07     131,629     333,548
Mr. Rosing...........     10,000              1.6              8.375        12/17/07      52,652     133,419
Mr. Lunetta..........     10,000              1.6              8.375        12/17/07      52,652     133,419
Mr. Kinzelberg.......      5,000              0.8              8.375        12/17/07      26,326      66,710
                          25,000              4.0              9.188        10/21/07     144,399     365,907

---------------
(1) The potential realizable value is based on the ten-year term of the option at its time of grant. It is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate, compounded annually for the entire term of the option, and that the option is exercised and sold on the last day of its term for the appreciated stock price. No gain to the optionee is possible unless the stock price increases over the option term, which will benefit all stockholders.

(2) Options generally vest over a four-year period, 25% per year, with a ten-year term. The options will fully vest upon a change of control, as defined in the Company's 1981 Option Plans, unless the acquiring company assumes the options or substitutes similar options.

(3) Based on 632,175 options granted in the fiscal year ended December 31, 1997.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

     In February 1991, the Board adopted the Company's Executive Officers' Change-of-Control Severance Plan for its executive officers designated by the Compensation and Option Committee (the "Severance Plan"). The Severance Plan was amended and restated to add clarifying administrative provisions on August 27, 1997. Additional amendments were adopted on February 9, 1998, and the Severance Plan was further amended and restated on March 31, 1998. The Severance Plan provides that, in the event, within 36 months of a change of control, the participant is involuntarily terminated, other than for death, disability, or cause, or the participant voluntarily terminates his or her employment for good reason, the terminated participant will be entitled to (i) a lump sum severance payment equal to two times annual compensation if termination occurs within one year of a change of control, or two times annual compensation, less 1/24 of such amount for each full month which has passed since such anniversary of the change of control if termination occurs beyond the one-year anniversary of a change of control, (ii) continuation of health insurance benefits for up to 18 months at Company expense, and (iii) acceleration of vesting of stock options ranging from 25% to 100% of unvested stock options, depending upon length of service with the Company.

     Effective March 31, 1998, the Severance Plan, as amended, provides for a potential reduction in the benefits otherwise payable to the extent a payment would result in an "excess parachute payment" under the Code's golden parachute provisions, but only if such a reduction would result in the maximization of the participant's change of control benefits from the Company after taking into account the effects of the Code's 20% excise tax on excess parachute payments. If a participant receives excess parachute payments and no reduction in benefits is made, the participant will be subject to liability for the 20% excise tax, and the Company will not be entitled to claim a tax deduction for excess parachute payments that otherwise would be deductible. Effective January 1, 1999, the Severance Plan, as amended, provides that if payments due to a participant would not be deductible pursuant to the $1 million annual deduction limit of Section 162(m) of the Code, the Company may defer payment to one or more calendar years in which such payments would be deductible.

     A "change of control" includes (i) acquisition by a person or group of 50% or more of the voting power of the Company, (ii) individuals who constitute the incumbent board cease to constitute a majority of the Board of Directors, (iii) consummation of certain business combinations following which the Company's stockholders immediately prior to the transaction do not own more than 50% of the voting power of the surviving company, and (iv) any other event the incumbent board determines constitutes a change of control. For purposes of the Severance Plan, the incumbent board is defined to include not only the present directors but subsequently elected directors, so long as their election or nomination for election by the Company's stockholders was approved by a majority of the then incumbent board (other than an approval in connection with an actual or threatened election contest).

     "Good reason" includes (i) reduction of compensation, (ii) failure to provide a substantially similar welfare benefit package, (iii) change in the participant's responsibilities, authority, titles, or offices, resulting in diminution of position, (iv) a material reduction in duties, (v) a request that the participant relocate to a worksite that is more than 35 miles from his or her prior worksite, (vi) failure or refusal of the successor company to assume the Severance Plan, or (vii) material breach of material provisions of the Severance Plan.

     The Severance Plan will continue until the Board terminates it. Effective February 9, 1999, the Board may terminate or amend the Severance Plan at any time, provided, however, that the Severance Plan may not be terminated or amended in a manner adversely affecting any participant, without the written consent of such affected participant, unless one year's prior notice of the effectiveness of such termination or amendment is provided to such participant.

     In February 1991, the Company also adopted a severance policy for executive officers designated by the Compensation and Option Committee in the event of involuntary termination (the "Standard Policy"). The Standard Policy was amended on February 9, 1998 and was further amended and restated on March 31, 1998. The Standard Policy provides that, in the event that the participant is involuntarily terminated other than for death, disability, or cause, the terminated participant will be entitled to (i) a lump sum severance payment equal to one half of each participant's current annual compensation and (ii) continuation of health insurance benefits for up to six months at Company expense. Effective January 1, 1999, the Standard Policy, as amended, provides that if payments due to a participant would not be deductible pursuant to the $1 million annual deduction limit of Section 162(m) of the Code, the Company may defer payment to one or more calendar years in which such payments would be deductible.

     The Standard Policy will continue until the Board terminates it. Effective February 9, 1999, the Board may terminate or amend the Standard Policy at any time, provided, however, that the Standard Policy may not be terminated or amended in a manner adversely affecting any participant, without the written consent of such affected participant, unless one year's prior notice of the effectiveness of such termination or amendment is provided to such participant.

     In December 1994, the Company entered into an Executive Compensation and Benefits Continuation Agreement with Mr. Teresi, the Company's Chairman, Chief Executive Officer, and President, which remains in effect during the duration of Mr. Teresi's employment by the Company. In the event of (i) the involuntary termination of Mr. Teresi without cause, as defined in the agreement, or due to the death or disability of Mr. Teresi; (ii) the voluntary termination of Mr. Teresi for good cause, as defined in the agreement; or (iii) the part-time employment of Mr. Teresi at the Company as a non-officer in certain circumstances after voluntary termination of employment, then the agreement provides that Mr. Teresi will be paid salary continuation benefits equal to three years of his base salary, to be paid in equal monthly installments over a period of five years. The Company also will continue Mr. Teresi's health insurance benefits, including any medical, vision care, or dental insurance coverage then in effect, for a period of up to five years, and will continue medical benefits for Mr. Teresi's spouse and daughter for up to five years. In addition, any outstanding unvested stock options held by Mr. Teresi at the termination date of his employment will be subject to continued or accelerated vesting, subject to certain criteria as set forth in the agreement. All the benefits payable by the Company under the agreement cease immediately upon the happening of certain events specified in the agreement, including in the event that Mr. Teresi becomes employed by or provides consulting services to an entity which is engaged in a business in which the Company is also engaged.

COMPENSATION AND OPTION COMMITTEE REPORT(1)

     Until September 1997, the Compensation and Option Committee of the Board of Directors (the "Committee") consisted of James K. Dutton, Robert J. Frankenberg, and Frederick W. Zuckerman. Following the death of Mr. Zuckerman in September 1997, the Committee has consisted of Messrs. Dutton and Frankenberg, neither of whom are currently officers or employees of the Company. The Committee is responsible for setting and administering the Company's policies governing employee compensation and administering the Company's employee benefit plans, including its Stock Option Plans, the Caere Savings and Retirement 401(k) Plan, and the 1990 Employee Stock Purchase Plan.

General

     The Company's executive compensation programs are designed to attract and retain executives capable of leading the Company to meet its business objectives and thereby enhance long-term stockholder value. Annual compensation for the Company's executive officers consists of three elements: a cash salary, a cash incentive bonus, and stock option grants.

     The Committee evaluates the performance of management and determines compensation policies, plans, and programs which seek to enhance the performance of the Company, and thus stockholder value, by aligning closely the financial interests of the Company's senior management with those of its stockholders.

Executive Officer Compensation

     In December of 1996, the Committee established 1997 base salaries for executive officers and determined not to make any increases over 1996 base salaries. These salary levels were comparable to the mid-range of competitive companies of comparable size in similar industries. Those companies include some, but not all, of the companies included in the Hambrecht & Quist Technology Stock Index used in the performance measurement comparison graph.

     The Company's cash bonus plan is tied to financial performance versus plan and the profitability of the Company. The total size of the bonus pool is calculated using a formula based upon the Company's operating earnings as a percentage of revenues. Performance is measured and bonuses are determined at the end of each quarter independently, in order to encourage meeting plan objectives on a quarterly basis. The salary and bonus plans are structured in a highly leveraged manner, that is, potential bonus as a percentage of total compensation, to provide a strong incentive for achieving short-term annual performance objectives. Bonus amounts are allocated among the executive officers based upon the individual's base salary as a percentage of the entire group's base salaries. The maximum bonus allowable for an executive in any period is 100% of that person's base salary for the period. Based on the terms of the cash bonus plan established at the beginning of the year, cash bonuses ranging from 22% to 25% of base compensation were awarded to executive officers for 1997.

     In determining base salaries for 1997, the Committee considered management's accomplishments during the prior year, including (i) increasing the Company's software unit volume shipments by over 67% and expanding both the retail and direct distribution channels; (ii) maintaining profitability while managing a change in the Company's fundamental business model for desktop products to a "bundle and upgrade" strategy, with higher volume but significantly lower average selling prices; (iii) expanding the Company's ability to provide global optical character recognition ("OCR") solutions by acquiring Recognita Rt.; (iv) introducing OmniPage for Arabic and OmniPage Pro version 6.0J, a Japanese OCR product jointly developed with Canon, Inc.; and (v) successfully introducing OmniForm Internet Publisher, a paper to electronics forms solution for intranets and the Internet.

---------------

(1) The material in this report is not soliciting material, is not deemed filed with the SEC, and is not incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

     The Company uses its stock option program as a long-term incentive to further align the interests of stockholders and management by creating common incentives related to the possession by management of a substantial economic interest in the long-term appreciation of the Company's Common Stock. Options have been granted to existing members of management based on a plan of achieving certain levels of predetermined ownership participation. Options are granted at the then fair market value of the Company's Common Stock, are subject to four-year vesting, and have a term of either five or ten years.

     In December 1997, the Compensation and Option Committee awarded stock option grants under the Company's 1981 Option Plans to all executive officers of the Company. The size of individual option grants generally is intended to reflect the officer's position with the Company and his or her contributions to the Company. In awarding options, the committee also considered management's accomplishments in 1997, including, (i) increasing the Company's software unit sales volume over 48 percent and significantly expanding the installed base of customers; (ii) expanding the strategic relationships with key top scanner manufacturers for the bundling of limited featured OCR products and, with one strategic partner, also bundling a limited feature document management product;
(iii) successfully launching OmniPage Pro for Windows version 8.0, which incorporated material improvements over version 7.0, thus propelling the largest upgrade cycle in the Company's history; (iv) expanding the Company's ability to provide electronic forms solutions by acquiring Formonix, Inc.; and (v) maintaining net profits, before one-time charges, in excess of 11 percent of net revenues, while increasing the Company's investment in research and development by 33 percent. Additionally, the Committee evaluated the year's specific accomplishments in light of the Company's long-term objectives of maintaining its position as the technology and market-leading provider of OCR products and of driving OCR into mainstream markets. The Committee additionally looked at the challenges for 1998 and the need to motivate and retain its executive officers in a manner consistent with the Company's compensation philosophy. The Compensation and Option Committee also considered the number of options held by executive officers when awarding stock options grants in 1997 under the 1981 Option Plans.

     The Company believes that this combination of short- and long-term incentives in the form of salary and bonus plus stock option grants will focus the Company's officers on the optimum balance of achieving short-term annual objectives while building long-term stockholder value and will achieve the Company's goals of properly motivating and retaining officers.

  Limitation on Deduction of Compensation Paid to Certain Executive Officers

     Section 162(m) of the Code limits the Company to a deduction for federal income tax purposes of no more than $1 million of compensation paid to certain executive officers in a taxable year. Compensation above the $1 million limitation may be deducted if it is "performance-based compensation" within the meaning of the Code.

     The Compensation and Option Committee has determined that stock options granted under the 1981 Option Plans between May 14, 1997, and September 20, 1997, with an exercise price at least equal to the fair market value of the Company's Common Stock on the date of grant should be treated as "performance-based compensation." Because only one of the current directors of the Company satisfies the requirements to qualify as an "outside director" for purposes of Section 162(m) of the Code, grants of options after September 20, 1997, will not constitute "performance-based compensation" unless and until the Company is able to comply with the requirement of Section 162(m) of the Code that option grants be approved by a committee of two or more "outside directors."

     The Compensation and Option Committee intends to continue to evaluate the effects of Code Section 162(m) and to comply with the requirements of that statute if and when it is able to do so in the future to the extent consistent with the best interest of the Company.

  Chief Executive Compensation

     In accordance with the compensation policies described above, the Chief Executive Officer received a base salary of $250,000 in 1997, which did not reflect any increase from his 1995 and 1996 base salaries. Consistent with the Company's philosophy of rewarding and motivating its executive officers, the Chief

Executive Officer received a cash bonus of $58,810 for 1997 performance, which met certain of management's revenue and profitability goals, compared to a cash bonus of $121,371 for 1996. The Compensation Committee awarded a stock option grant of 45,000 shares of Common Stock to Mr. Teresi in 1997 under the Company's 1981 Option Plans, taking into consideration stock and stock options currently held by Mr. Teresi.

                                          By the Compensation and Option
                                          Committee

                                          James K. Dutton
                                          Robert J. Frankenberg

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     As noted above, the Company's Compensation and Option Committee consists of Messrs. Dutton and Frankenberg. Mr. Dutton was an executive officer of the Company from 1979 to 1985.

PERFORMANCE MEASUREMENT COMPARISON(1)

     The following chart shows the value of an investment of $100 on December 31, 1992, in cash of (i) the Company's Common Stock, (ii) the H&Q Technology Stock Index, and (iii) the Nasdaq Market Index.

                        FIVE YEAR TOTAL RETURN CHART(1)

        Measurement Period                               H&Q Technology       NASDAQ Market
      (Fiscal Year Covered)               Caere            Stock Index            Index
12/31/92                                $100.00             $100.00              $100.00
12/31/93                                  53.47              117.41               114.80
12/31/94                                 100.69              141.04               112.21
12/31/95                                  39.58              210.89               158.70
12/31/96                                  63.89              262.10               195.19
12/31/97                                  47.92              307.29               239.53

---------------

(1) The material in this performance graph is not soliciting material, is not deemed filed with the SEC, and is not incorporated by reference in any filing of the Company under the Securities Act, or the Exchange Act, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

                              CERTAIN TRANSACTIONS

     The Company has entered into indemnity agreements with certain officers and directors which provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines, and settlements he or she may be required to pay in actions or proceedings in which he or she is or may be made a party by reason of his or her position as a director, officer, or other agent of the Company, and otherwise to the full extent permitted under Delaware law and the Company's Bylaws.

                                 OTHER MATTERS

     The Board does not know of any other matters which may come before the Annual Meeting. If any other matters are properly presented at the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise to act, in accordance with their best judgment on such matters.

                             STOCKHOLDER PROPOSALS

     Proposals of stockholders that are intended to be presented at the Company's 1999 Annual Meeting of Stockholders must be received by the Company no later than December 8, 1998, in order to be included in the proxy statement and proxy relating to, and in order to be presented at, the 1999 Annual Meeting.

     The Board hopes that stockholders will attend the Annual Meeting. Whether or not you plan to attend, you are urged to complete, sign and return the enclosed proxy in the accompanying envelope. A prompt response will greatly facilitate arrangements for the Annual Meeting, and your cooperation will be appreciated. Stockholders who attend the Annual Meeting may vote their shares personally even though they have sent in their proxies.

                                          By Order of the Board of Directors

                                          BLANCHE M. SUTTER, Secretary

Los Gatos, California
April 7, 1998

1530-PS-98

                                                                      APPENDIX A


                                CAERE CORPORATION

                        1981 INCENTIVE STOCK OPTION PLAN

                            Adopted December 17, 1981
                 Approved by the Shareholders February 24, 1982
                              Amended July 12, 1983
            Amendment Approved by the Shareholders September 21, 1983
                              Amended June 25, 1985
              Amendment Approved by the Shareholders June 24, 1986
                 Amended October 21, 1986 and February 17, 1987
            Amendments Approved by the Shareholders October 20, 1987
                             Amended April 19, 1989
            Amendment Approved by the Stockholders September 26, 1989
                            Amended February 15, 1990
               Amendment Approved by the Stockholders May 3, 1990
                            Amended February 27, 1992
               Amendment Approved by the Stockholders May 5, 1992
                            Amended February 18, 1993
               Amendment Approved by the Stockholders May 4, 1993
                            Amended February 10, 1994
               Amendment Approved by the Stockholders May 25, 1994
                            Amended October 14, 1994
            Amendment Approved by the Stockholders December 20, 1994
                            Amended February 21, 1996
               Amendment Approved by the Stockholders May 14, 1996
                             Amended August 19, 1996
                            Amended February 9, 1998
1.      PURPOSE.

        (a) The purpose of the Plan is to provide a means by which selected key employees of Caere Corporation (the "Company") and its Affiliates, as defined in subparagraph l(b), may be given an opportunity to purchase stock of the Company.

        (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

        (c) The Company, by means of the Plan, seeks to retain the services of persons now holding key positions, to secure and retain the services of persons capable of filling such positions, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

        (d) The Company intends that the options issued under the Plan be incentive stock options as that term is used in Section 422 of the Code.

2.      ADMINISTRATION.

        (a) The Plan shall be administered by the Board of Directors (the "Board") of the Company unless and until the Board delegates administration to a committee, as provided in subparagraph 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

        (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

                      (1) To determine from time to time which of the persons eligible under the Plan shall be granted options; when and how the option shall be granted; the provisions of each option granted (which need not be identical), including the time or times during the term of each option within which all or portions of such option may be exercised; and the number of shares for which an option shall be granted to each such person.

                      (2) To construe and interpret the Plan and options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any option agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                      (3) To amend the Plan as provided in paragraph 10.

                      (4) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

        (c) The Board may delegate administration of the Plan to a committee composed of one (1) or more members of the Board, all of the members of which committee may (but need not) be, in the discretion of the Board, non-employee directors and/or outside directors, as defined by the provisions of subparagraphs 2(d) and 2(e), respectively. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee of two or more outside directors any of the administrative powers the committee is authorized to exercise, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Additionally, prior to the date of the first registration of an equity security of the Company under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and notwithstanding anything to the contrary contained herein, the Board may delegate administration of the Plan to any person or persons and the term "Committee" shall apply to any person or persons to whom such authority has been delegated.

        (d) The term "non-employee director," as used in this Plan, shall mean a director who either (i) is not a current employee or officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K ("Regulation S-K") promulgated pursuant to the Securities Act of 1933 (the "Securities Act"), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

        (e) The term "outside director," as used in this Plan, shall mean a director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

3.      SHARES SUBJECT TO THE PLAN.

        (a) Subject to the provisions of paragraph 9 relating to adjustments upon changes in stock, the stock that may be sold pursuant to options granted under the Plan shall not exceed in the aggregate four million ninety-five thousand (4,095,000) shares of the Company's common stock; provided, however, that such aggregate number of shares shall be reduced to reflect the number of shares of the Company's common stock that have been sold pursuant to, or may be sold pursuant to outstanding options granted under, the Company's 1981 Supplemental Stock Option Plan to the same extent as if such sales had been made or options had been granted pursuant to this Plan. If any option granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for the Plan.

        (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

        (c) An option may be granted to an eligible person under the Plan only if the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which incentive stock options (as defined in the Code) granted after 1986 are exercisable for the first time by such optionee during any calendar year under all incentive stock option plans of the Company and its Affiliates does not exceed one hundred thousand dollars ($100,000). Should it be determined that an option granted under the Plan exceeds such maximum for any reason other than the failure of a good faith attempt to value the stock subject to the option, such option shall be considered a nonstatutory stock option to the extent, but only to the extent, of such excess; provided, however, that should it be determined that an entire option or any portion thereof does not qualify for treatment as an incentive stock option by reason of exceeding such maximum, such option or the applicable portion shall be considered a nonstatutory stock option.

        (d) Subject to the provisions of paragraph 9 relating to adjustments upon changes in stock, no person shall be eligible to be granted in any calendar year options under this Plan covering more than an aggregate of three hundred thousand (300,000) shares of the Company's common stock, when combined with options granted in the same calendar year under the Company's 1981 Supplemental Stock Option Plan. Shares subject to an option that is canceled shall continue to be counted against the maximum number of shares that may be covered by options granted to a person pursuant to this subparagraph 3(c). If an option is amended, exchanged or otherwise altered in a manner that results in a reduction of the exercise price, such transaction shall be deemed to be a cancellation of the original option and the grant of a new option for purposes of this subparagraph. In such event, both the original option and the new option shall be counted in the applicable year against the maximum limitation specified by this subparagraph in accordance with regulations promulgated under Section 162(m) of the Code.

4.      ELIGIBILITY.

        (a) Options may be granted only to key employees (including officers) of the Company or its Affiliates. A director of the Company shall not be eligible for the benefits of the Plan unless such director is also a key employee (including an officer) of the Company or any Affiliate.

        (b) No person shall be eligible for the grant of an option under the Plan if, at the time of grant, such person owns (or is deemed to own pursuant to the attribution rules of Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the option price is at least one hundred ten percent (110%) of the fair market value of such stock at the date of grant and the term of the option does not exceed five (5) years from the date of grant.

5.      OPTION PROVISIONS.

        Each option shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The provisions of separate options need not be identical, but each option shall include (through incorporation of provisions hereof by reference in the option or otherwise) the substance of each of the following provisions:

        (a) The term of any option shall not be greater than ten (10) years from the date it was granted.

        (b) The exercise price of each option shall be not less than one hundred percent (100%) of the fair market value of the stock subject to the option on the date the option is granted.

        (c) The purchase price of stock acquired pursuant to an option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the option is exercised, or (ii) at the discretion of the Board or the Committee, either at the time of grant or exercise of the option
(A) by delivery to the Company of other common stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the option is granted or to whom the option is transferred pursuant to subparagraph 5(d), or (C) in any other form of legal consideration that may be acceptable to the Board or Committee in their discretion.

        In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

        (d) An option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the option is granted only by such person. Notwithstanding the foregoing, the person to whom an option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the optionee, shall thereafter be entitled to exercise the option.

        (e) The total number of shares of stock subject to an option may, but need not, be allotted in periodic installments (which may, but need not, be equal). From time to time during each of such installment periods, the option may be exercised with respect to some or all of the shares allotted to that period, and/or with respect to some or all of the shares allotted to any prior period as to which the option was not fully exercised. During the remainder of the term of the option (if its term extends beyond the end of the installment periods), the option may be exercised from time to time with respect to any shares then remaining subject to the option. The provisions of this subparagraph 5(e) are subject to any option provisions governing the minimum number of shares as to which an option may be exercised.

        (f) The Company may require any optionee, or any person to whom an option is transferred under subparagraph 5(d), as a condition of exercising any such option: (1) to give written assurances satisfactory to the Company as to the optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the option; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the option has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.

        (g) An option shall terminate three (3) months after termination of the optionee's employment with the Company or an Affiliate, unless (i) the termination of employment of the optionee is due to such person's permanent and total disability, within the meaning of Section 422(c)(6) of the Code, in which case the option may, but need not, provide that it may be exercised at any time within one (l) year following such termination of employment; or (ii) the optionee dies while in the employ of the Company or an Affiliate, or within not more than three (3) months after termination of such employment, in which case the option may, but need not, provide that it may be exercised at any time within eighteen (18) months following the death of the optionee by the person or persons to whom the optionee's rights under such option pass by will or by the laws of descent and distribution; or (iii) the option by its terms specifies either (a) that it shall terminate sooner than three (3) months after termination of the optionee's employment, or (b) that it may be exercised more than three (3) months after termination of the optionee's employment with the Company or an Affiliate. This subparagraph 5(g) shall not be construed to extend the term of any option or to permit anyone to exercise the option after expiration of its term, nor shall it be construed to increase the number of shares as to which any option is exercisable from the amount exercisable on the date of termination of the optionee's employment.

        (h) The option may, but need not, include a provision whereby the optionee may elect at any time during the term of his or her employment with the Company or any Affiliate to exercise the option as to any part or all of the shares subject to the option prior to the stated vesting date of the option or of any installment or installments specified in the option. Any shares so purchased from any unvested installment or option may be subject to a repurchase right in favor of the Company or to any other restriction the Board or the Committee determines to be appropriate.

        (i) To the extent provided by the terms of an option, the optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold from the shares of the common stock otherwise issuable to the participant as a result of the exercise of the stock option a number of shares having a fair market value less than or equal to the amount of the withholding tax obligation; or (3) delivering to the Company owned and unencumbered shares of the common stock having a fair market value less than or equal to the amount of the withholding tax obligation.

6.      COVENANTS OF THE COMPANY.

        (a) During the terms of the options granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options.

        (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any option granted under the Plan or any stock issued or issuable pursuant to any such option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such options unless and until such authority is obtained.

7.      USE OF PROCEEDS FROM STOCK.

        Proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

8.      MISCELLANEOUS.

        (a) The Board or the Committee shall have the power to accelerate the time during which an option may be exercised, or the time during which an option or any portion thereof will vest pursuant to subparagraph 5(e), notwithstanding the provisions in the option stating the time during which it may be exercised or the time during which it will vest.

        (b) Neither an optionee nor any person to whom an option is transferred under subparagraph 5(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.

        (c) Throughout the term of any option granted pursuant to the Plan, the Company shall make available to the holder of such option, not later than one hundred twenty (120) days after the close of each of the Company's fiscal years during the option term, upon request, such financial and other information regarding the Company as comprises the annual report to the shareholders of the Company provided for in the bylaws of the Company.

        (d) Nothing in the Plan or any instrument executed or option granted pursuant thereto shall confer upon any eligible employee or optionee any right to continue in the employ of the Company or any Affiliate or shall affect the right of the Company or any Affiliate to terminate the employment of any eligible employee or optionee with or without cause.

9.      ADJUSTMENTS UPON CHANGES IN STOCK.

        (a) If any change is made in the stock subject to the Plan, or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), appropriate adjustments will be made in the class(es) and maximum number of shares subject to the Plan pursuant to subparagraph 3(a), the class(es) and maximum number of shares that may be subject to options pursuant to subparagraph 3(d) and the class(es) and number of shares and price per share of stock subject to outstanding options.

        (b) In the event of: (l) a dissolution or liquidation of the Company;
(2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged then, at the sole discretion of the Board to the extent permitted by law, (i) any surviving corporation shall assume options outstanding under the Plan or substitute similar options for those outstanding under the Plan, (ii) the time during which options outstanding under the Plan may be exercised shall be accelerated and the options terminated if not exercised prior to such event, or (iii) options outstanding under the Plan shall continue in full force and effect.

10.     AMENDMENT OF THE PLAN.

        (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 9 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders within twelve (12) months before or after the adoption of the amendment, where the amendment will:

                      (i) Increase the number of shares reserved for options under the Plan;

                      (ii) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the
Code); or

                      (iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act.

        (b) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee incentive stock options and/or to bring the Plan and/or options granted under it into compliance therewith.

        (c) Rights and obligations under any option granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless
(i) the Company requests the consent of the person to whom the option was granted and (ii) such person consents in writing.

        (d) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

11.     TERMINATION OR SUSPENSION OF THE PLAN.

        (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on January 31, 2000. No options may be granted under the Plan while the Plan is suspended or after it is terminated.

        (b) Rights and obligations under any option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted.

12.     EFFECTIVE DATE OF PLAN.

        The Plan shall become effective as determined by the Board, but no options granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders and, if required, an appropriate permit has been issued by the Commissioner of Corporations of the State of California.

                                CAERE CORPORATION

                 1992 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

                          Adopted on February 27, 1992
                    Approved by the Stockholders May 5, 1992
                Amended by the Board of Directors August 25, 1994
                 Amended by the Board of Directors March 2, 1995
                    Approved by the Stockholders May 5, 1995
               Amended by the Board of Directors February 21, 1996
                    Approved by the Stockholders May 14, 1996
                             Amended August 19, 1996
                            Amended February 9, 1998


1.  PURPOSE.

        (a) The purpose of the 1992 Non-Employee Directors' Stock Option Plan (the "Plan") is to provide a means by which each director of Caere Corporation, a Delaware corporation (the "Company"), who is not otherwise an employee of the Company or of any Affiliate of the Company (each such person being hereafter referred to as a "Non-Employee Director") will be given an opportunity to purchase stock of the Company.

        (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

        (c) The Company, by means of the Plan, seeks to retain the services of persons now serving as Non-Employee Directors of the Company, to secure and retain the services of persons capable of serving in such capacity, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

        (d) The Company intends that the options issued under the Plan not be incentive stock options as that term is used in Section 422 of the Code.


2.  ADMINISTRATION.

        (a) The Plan shall be administered by the Board of Directors of the Company (the "Board") unless and until the Board delegates administration to a committee, as provided in subparagraph 2(c).

        (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

               (1) To construe and interpret the Plan and options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any option agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

               (2) To amend the Plan as provided in paragraph 11.

               (3) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

        (c) The Board may delegate administration of the Plan to a committee composed of one (1) or more members of the Board (the "Committee"), all of the members of which Committee may (but need not) be, in the discretion of the Board, "non-employee directors" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.  SHARES SUBJECT TO THE PLAN.

        (a) Subject to the provisions of paragraph 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to options granted under the Plan shall not exceed in the aggregate Three Hundred Thirty Thousand (330,000) shares of the Company's common stock. If any option granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for the Plan.

        (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.  ELIGIBILITY.

        Options shall be granted only to Non-Employee Directors of the Company.
5.  NON-DISCRETIONARY GRANTS.

        (a) Each person who is, after March 2, 1996 (the "Amendment Effective Date"), elected for the first time to be a Non-Employee Director of the Company shall, upon the date of his or her initial election to be a Non-Employee Director by the Board or stockholders of the Company, be automatically granted an option to purchase Thirty Thousand (30,000) shares of common stock of the Company on the terms and conditions set forth herein. Thereafter, so long as any such person remains a Non-Employee Director of the Company and the Plan remains in effect, he or she shall, on each three-year anniversary of such initial grant, be automatically granted an option to purchase Thirty Thousand (30,000) shares of common stock of the Company on the terms and conditions set forth herein.

        (b) Each person who is, as of the Amendment Effective Date, a Non-Employee Director of the Company shall, on each three-year anniversary of such person's receipt of an option grant covering shares of common stock of the Company that most recently preceded the Amendment Effective Date (the "Preceding Option") , be automatically granted an option to purchase Thirty Thousand (30,000) shares of common stock of the Company on the terms and conditions set forth herein.

        (c) Each person who is, on the Amendment Effective Date, a Non-Employee Director of the Company shall, on the Amendment Effective Date, be automatically granted an option to purchase, on the terms and conditions set forth herein, the number of shares of common stock of the Company (rounded to the nearest whole share) determined by multiplying Three Thousand Three Hundred Thirty-Three (3,333) shares by a fraction (which may exceed one), the numerator of which is the number of days remaining, as of the Amendment Effective Date, until the third anniversary of such person's receipt of his or her Preceding Option and the denominator of which is 365.

6.  OPTION PROVISIONS.

        Each option (including options outstanding on the Amendment Effective
Date) shall contain the following terms and conditions, to the extent applicable:

        (a) No option shall be exercisable after the expiration of ten (10) years from the date it was granted.

        (b) The exercise price of each option shall be one hundred percent (100%) of the fair market value of the stock subject to such option on the date such Ioption is granted.

        (c) The purchase price of stock acquired pursuant to an option shall be paid, to the extent permitted by applicable statutes and regulations, either in cash at the time the option is exercised, or by delivery to the Company of shares of common stock of the Company that have been held for the requisite period necessary to avoid a charge to the Company's reported earnings and valued at the fair market value on the date of exercise, or (3) by a combination of such methods of payment.

        (d) An option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the option is granted only by such person or by his or her guardian or legal representative, unless otherwise specified in the option, in which case the option may be transferred upon such terms and conditions as are set forth in the option, as the Board or the Committee shall determine in its discretion, including (without limitation) pursuant to a "domestic relations order" within the meaning of such rules, regulations or interpretations of the Securities and Exchange Commission as are applicable for purposes of Section 16 of the Exchange Act. Notwithstanding the foregoing, the person to whom an option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the optionee, shall thereafter be entitled to exercise the option.

        (e) Except as otherwise provided in this subparagraph 6(e), an option shall vest with respect to each optionee in three (3) equal annual installments commencing on the date one year after the date of grant of the option, provided that the optionee has, during the entire one year period prior to such vesting date, continuously served as a Non-Employee Director of the Company whereupon such option shall become fully exercisable in accordance with its terms with respect to that portion of the shares represented by that installment. Notwithstanding the foregoing:

               (1) An option granted on the Amendment Effective Date pursuant to subparagraph 5(c) shall vest, subject to the service conditions specified above, on the third anniversary of the optionee's Preceding Option as to 3,333 shares and on the second anniversary of the optionee's Preceding Option as to the remaining balance of the shares in excess of 3,333.

               (2) In the event of the voluntary resignation from the Board of Directors or the death of a Non-Employee Director, his or her options shall vest in full and shall be exercisable in their entirety, provided that the optionee has, during the entire five-year period prior to such voluntary resignation or death, continuously served as a Non-Employee Director of the Company.

        (f) The Company may require any optionee, or any person to whom an option is transferred under subparagraph 6(d), as a condition of exercising any such option: (1) to give written assurances satisfactory to the Company as to the optionee's knowledge and experience in financial and business matters; and
(2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the option has been registered under a then-currently-effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii), as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then-applicable securities laws.

        (g) Notwithstanding anything to the contrary contained herein, an option may not be exercised unless the shares issuable upon exercise of such option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

7.  COVENANTS OF THE COMPANY.

        (a) During the terms of the options granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options.

        (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any option granted under the Plan, or any stock issued or issuable pursuant to any such option. If the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such options.

8.  USE OF PROCEEDS FROM STOCK.

        Proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

9.  MISCELLANEOUS.

        (a) Neither an optionee nor any person to whom an option is transferred under subparagraph 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.

        (b) Nothing in the Plan or in any instrument executed pursuant thereto shall confer upon any Non-Employee Director any right to continue in the service of the Company or any Affiliate or shall affect any right of the Company, its Board or stockholders or any Affiliate to terminate the service of any Non-Employee Director with or without cause.

        (c) No Non-Employee Director, individually or as a member of a group, and no beneficiary or other person claiming under or through him or her, shall have any right, title or interest in or to any option reserved for the purposes of the Plan except as to such shares of common stock, if any, as shall have been reserved for him or her pursuant to an option granted to him or her.

        (d) In connection with each option made pursuant to the Plan, it shall be a condition precedent to the Company's obligation to issue or transfer shares to a Non-Employee Director, or an affiliate of such Non-Employee Director, or to evidence the removal of any restrictions on transfer, that such Non-Employee Director make arrangements satisfactory to the Company to insure that the amount of any federal or other withholding tax required to be withheld with respect to such sale or transfer, or such removal or lapse, is made available to the Company for timely payment of such tax.

10. ADJUSTMENTS UPON CHANGES IN STOCK.

        (a) If any change is made in the stock subject to the Plan, or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding options will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding options.

        (b) In the event of: (1) a dissolution or liquidation of the Company or sale of all or substantially all of the assets of the Company; (2) a reorganization, merger or consolidation with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of the Combined Voting Power (as defined below) of the reorganized, merged or consolidated company's then outstanding voting securities; (3) the acquisition (other than from the Company) by any person, entity or "group," within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (excluding for this purpose, the Company or its Affiliates, or any employee benefit plan of the Company or its Affiliates), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (i) the then outstanding shares of common stock of the Company or (ii) the Combined Voting Power; or (4) individuals who, as of the Amendment Effective Date constitute the Board (the "Incumbent Board") ceasing for any reason to constitute at least a majority of the Board, then the time during which such options may be exercised shall be automatically accelerated and such options shall be exercisable in their entirety immediately prior to such event. In addition, in the case of a dissolution or liquidation of the Company, or a reorganization, merger or consolidation in which the Company is not the surviving corporation or in which more than fifty percent (50%) of the shares of the Company's common stock outstanding immediately preceding such transaction are converted into other property (whether in the form of securities, cash or otherwise), at the sole discretion of the Board and to the extent permitted by applicable law, any surviving corporation may elect to assume such options outstanding under the Plan or may substitute similar options for those outstanding under the Plan, and any options outstanding hereunder will terminate if not exercised or assumed prior to such event. For purposes of this subparagraph 10(b), "Combined Voting Power" means the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors; and any person who becomes a director subsequent to the Amendment Effective Date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be considered as though such person were a member of the Incumbent Board.

11. AMENDMENT OF THE PLAN.

        (a) The Board at any time, and from time to time, may amend the Plan. Except as provided in paragraph 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

               (1) Increase the number of shares reserved for options under the Plan;

               (2) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act); or

               (3) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act.

        (b) Rights and obligations under any option granted before any amendment of the Plan shall not be altered or impaired by such amendment of the Plan unless (i) the Company requests the consent of the person to whom the option was granted and (ii) such person consents in writing.

12. TERMINATION OR SUSPENSION OF THE PLAN.

        (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on February 27, 2002. No options may be granted under the Plan while the Plan is suspended or after it is terminated.

        (b) Rights and obligations under any option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted.

13. EFFECTIVE DATE OF PLAN; CONDITIONS OF EXERCISE.

        (a) The Plan shall become effective upon adoption by the Board of Directors, subject to the condition subsequent that the Plan is approved by the stockholders of the Company.

        (b) No option granted under the Plan shall be exercised or exercisable unless and until the condition of subparagraph 13(a) above has been met.

                                CAERE CORPORATION
                       1981 SUPPLEMENTAL STOCK OPTION PLAN

                            Adopted December 17, 1981
                 Approved by the Shareholders February 24, 1982
                              Amended June 25, 1985
                            Amended October 21, 1986
             Amendment Approved by the Shareholders October 20, 1987
                             Amended April 19, 1989
            Amendment Approved by the Stockholders September 26, 1989
                            Amended February 15, 1990
               Amendment Approved by the Stockholders May 3, 1990
                            Amended February 27, 1992
               Amendment Approved by the Stockholders May 5, 1992
                            Amended February 18, 1993
               Amendment Approved by the Stockholders May 4, 1993
                            Amended February 10, 1994
               Amendment Approved by the Stockholders May 25, 1994
                            Amended October 14, 1994
            Amendment Approved by the Stockholders December 20, 1994
                            Amended February 21, 1996
               Amendment Approved by the Stockholders May 14, 1996
                             Amended August 19, 1996
                            Amended February 9, 1998


1. PURPOSE.

        (a) The purpose of the Plan is to provide a means by which selected key employees and directors of and consultants to Caere Corporation, a California corporation (the "Company"), and its affiliates, as defined in subparagraph 1(b), may be given an opportunity to purchase stock of the Company.

        (b) The word "affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

        (c) The Company, by means of the Plan, seeks to retain the services of persons now holding key positions, to secure and retain the services of persons capable of filling such positions, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

        (d) The Company intends that the options issued under the Plan not be incentive stock options as that term is used in Section 422 of the Code.

2. ADMINISTRATION.

        (a) The Plan shall be administered by the Board of Directors (the "Board") of the Company unless and until the Board delegates administration to a committee, as provided in subparagraph 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

        (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

                      (1) To determine from time to time which of the persons eligible under the Plan shall be granted options; when and how the option shall be granted; the provisions of each option granted (which need not be identical), including the time or times during the term of each option within which all or portions of such option may be exercised; and the number of shares for which an option shall be granted to each such person.

                      (2) To construe and interpret the Plan and options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any option agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                      (3) To amend the Plan as provided in paragraph 10.

                      (4) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

        (c) The Board may delegate administration of the Plan to a committee composed of one (1) or more members of the Board, all of the members of which committee may (but need not) be, in the discretion of the Board, non-employee directors and/or outside directors, as defined by the provisions of subparagraphs 2(d) and 2(e), respectively. If administration is delegated to a committee, the committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee of two or more outside directors any of the administrative powers the committee is authorized to exercise, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the committee at any time and revest in the Board the administration of the Plan.

        (d) The term "non-employee director," as used in this Plan, shall mean a director who either (i) is not a current employee or officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K ("Regulation S-K") promulgated pursuant to the Securities Act of 1933 (the "Securities Act"), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

        (e) The term "outside director," as used in this Plan, shall mean a director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

3. SHARES SUBJECT TO THE PLAN.

        (a) Subject to the provisions of paragraph 9 relating to adjustments upon changes in stock, the stock that may be sold pursuant to options granted under the Plan shall not exceed in the aggregate four million ninety-five thousand (4,095,000) shares of the Company's common stock; provided, however, that such aggregate number of shares shall be reduced to reflect the number of shares of the Company's common stock that have been sold pursuant to, or may be sold pursuant to outstanding options granted under, the Company's 1981 Incentive Stock Option Plan to the same extent as if such sales had been made or options had been granted pursuant to this Plan. If any option granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for the Plan.

        (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

        (c) Subject to the provisions of paragraph 9 relating to adjustments upon changes in stock, no person shall be eligible to be granted in any calendar year options under this Plan covering more than an aggregate of three hundred thousand (300,000) shares of the Company's common stock, when combined with options granted in the same calendar year under the Company's 1981 Incentive Stock Option Plan. Shares subject to an option that is canceled shall continue to be counted against the maximum number of shares that may be covered by options granted to a person pursuant to this subparagraph 3(c). If an option is amended, exchanged or otherwise altered in a manner that results in a reduction of the exercise price, such transaction shall be deemed to be a cancellation of the original option and the grant of a new option for purposes of this subparagraph. In such event, both the original option and the new option shall be counted in the applicable year against the maximum limitation specified by this subparagraph in accordance with regulations promulgated under Section 162(m) of the Code.

4. ELIGIBILITY.

        Options may be granted only to key employees (including officers), directors of or consultants to the Company or its affiliates.

5. OPTION PROVISIONS.

        Each option shall be in such form and shall contain such terms and conditions as the Board or the committee shall deem appropriate. The provisions of separate options need not be identical, but each option shall include (through incorporation of provisions hereof by reference in the option or otherwise) the substance of each of the following provisions:

        (a) The term of any option shall not be greater than ten (10) years from the date it was granted.

        (b) The exercise price of each option shall be not less than eighty-five percent (85%) of the fair market value of the stock subject to the option on the date the option is granted.

        (c) The purchase price of stock acquired pursuant to an option shall be paid, as specified in the option, either (i) in cash at the time the option is exercised, or (ii) at the discretion of the Board or the committee, (A) by delivery to the Company of other common stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the option is granted or to whom the option is transferred pursuant to subparagraph 5(d), or (C) in any other form of legal consideration that may be acceptable to the Board or the committee in their discretion, either at the time of grant or exercise of the option.

        In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

        (d) An option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the option is granted only by such person, unless otherwise specified in the option, in which case the option may be transferred upon such terms and conditions as are set forth in the option, as the Board or the committee shall determine in its discretion, including (without limitation) pursuant to a "domestic relations order" within the meaning of such rules, regulations or interpretations of the Securities and Exchange Commission as are applicable for purposes of Section 16 of the Exchange Act. Notwithstanding the foregoing, the person to whom an option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the optionee, shall thereafter be entitled to exercise the option.

        (e) The total number of shares of stock subject to an option may, but need not, be allotted in periodic installments (which may, but need not, be equal). From time to time during each of such installment periods, the option may be exercised with respect to some or all of the shares allotted to that period, and/or with respect to some or all of the shares allotted to any prior period as to which the option was not fully exercised. During the remainder of the term of the option (if its term extends beyond the end of the installment periods), the option may be exercised from time to time with respect to any shares then remaining subject to the option. The provisions of this subparagraph 5(e) are subject to any option provisions governing the minimum number of shares as to which an option may be exercised.

        (f) The Company may require any optionee, or any person to whom an option is transferred under subparagraph 5(d), as a condition of exercising any such option to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own account not with any present intention of selling or otherwise distributing the stock. The requirement of providing written assurances and any assurances given pursuant to the requirement, shall be inoperative if (i) the issuance of the shares upon the exercise of the option has been registered under a then currently effective registration statement under the Securities Act, or (ii) a determination is made by counsel for the Company that such written assurances are not required in the circumstances under the then applicable federal securities laws.

        (g) An option shall terminate three (3) months after termination of the optionee's employment with the Company or an affiliate, unless (i) the termination of employment of the optionee is due to such person's permanent and total disability, within the meaning of Section 422(c)(6) of the Code, in which case the option may, but need not, provide that it may be exercised at any time within one (l) year following such termination of employment; or (ii) the optionee dies while in the employ of the Company or an affiliate, or within not more than three (3) months after termination of such employment, in which case the option may, but need not, provide that it may be exercised at any time within eighteen (18) months following the death of the optionee by the person or persons to whom the optionee's rights under such option pass by will or by the laws of descent and distribution; or (iii) the option by its terms specifies either (a) that it shall terminate sooner than three (3) months after termination of the optionee's employment, or (b) that it may be exercised more than three (3) months after termination of the optionee's employment with the Company or an affiliate. This subparagraph 5(g) shall not be construed to extend the term of any option or to permit anyone to exercise the option after expiration of its term, nor shall it be construed to increase the number of shares as to which any option is exercisable from the amount exercisable on the date of termination of the optionee's employment.

        (h) The option may, but need not, include a provision whereby the optionee may elect at any time during the term of his or her employment with the Company or any affiliate to exercise the option as to any part or all of the shares subject to the option prior to the stated vesting date of the option or of any installment or installments specified in the option. Any shares so purchased from any unvested installment or option may be subject to a repurchase right in favor of the Company or to any other restriction the Board or the committee determines to be appropriate.

        (i) To the extent provided by the terms of an option, the optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold from the shares of the common stock otherwise issuable to the participant as a result of the exercise of the stock option a number of shares having a fair market value less than or equal to the amount of the withholding tax obligation; or (3) delivering to the Company owned and unencumbered shares of the common stock having a fair market value less than or equal to the amount of the withholding tax obligation.

6. COVENANTS OF THE COMPANY.

        (a) During the terms of the options granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options.

        (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any option granted under the Plan or any stock issued or issuable pursuant to any such option. If the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such options unless and until such authority is obtained.

7. USE OF PROCEEDS FROM STOCK.

        Proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

8. MISCELLANEOUS.

        (a) The Board or the committee shall have the power to accelerate the time during which an option may be exercised, or the time during which an option or any portion thereof will vest pursuant to subparagraph 5(e), notwithstanding the provisions in the option stating the time during which it may be exercised.

        (b) Neither an optionee nor any person to whom an option is transferred under subparagraph 5(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.

9. ADJUSTMENTS UPON CHANGES IN STOCK.

        (a) If any change is made in the stock subject to the Plan, or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), appropriate adjustments will be made in the class(es) and maximum number of shares subject to the Plan pursuant to subparagraph 3(a), the class(es) and maximum number of shares that may be subject to options pursuant to subparagraph 3(c) and the class(es) and number of shares and price per share of stock subject to outstanding options.

        (b) In the event of: (l) a dissolution or liquidation of the Company;
(2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged then, at the sole discretion of the Board to the extent permitted by law, (i) any surviving corporation shall either assume options outstanding under the Plan or substitute similar options for those outstanding under the Plan, (ii) the time during which options outstanding under the Plan may be exercised shall be accelerated and the options terminated if not exercised prior to such event, or (iii) options outstanding under the Plan shall continue in full force and effect.

10. AMENDMENT OF THE PLAN.

        (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 9 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders within twelve (12) months before or after the adoption of the amendment, where the amendment will:

               (1) Increase the number of shares reserved for options under the Plan; or

               (2) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act.

        (b) Rights and obligations under any option granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan, except with the consent of the person to whom the option was granted.

        (c) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

11. TERMINATION OR SUSPENSION OF THE PLAN.

        (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on January 31, 2000. No options may be granted under the Plan while the Plan is suspended or after it is terminated.

        (b) Rights and obligations under any option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted.

12. EFFECTIVE DATE OF PLAN.

        The Plan shall become effective as determined by the Board, but no options granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders and, if required, an appropriate permit has been issued by the Commissioner of Corporations of the State of California.

                                     PROXY
                               CAERE CORPORATION

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 13, 1998


     The undersigned hereby appoints ROBERT G. TERESI and BLANCHE M. SUTTER, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Caere Corporation (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Toll House Hotel, 140 South Santa Cruz Avenue, Los Gatos, California, on Wednesday, May 13, 1998, at 9:00 a.m., local time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

     UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEE NAMED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, AND 4 AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

     MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEE FOR DIRECTOR NAMED BELOW AND A VOTE FOR PROPOSALS 2, 3, AND 4.

PROPOSAL 1: To elect one director of the Company to serve for the ensuing three years until the Company's 2001 Annual Meeting of Stockholders and until his successor is elected and qualified.

NOMINEE:    Robert G. Teresi

    [ ] FOR NOMINEE           [ ] WITHHOLD FROM NOMINEE


                   (Continued and to be signed on other side)

                          (Continued from other side)

PROPOSAL 2: To approve the Company's 1992 Non-Employee Directors' Stock Option
            Plan, as amended to increase the number of shares which may be issued under the Plan from 230,000 to 330,000, an increase of 100,000 shares.

    [ ] FOR                   [ ] AGAINST                   [ ] ABSTAIN

PROPOSAL 3: To approve the Company's 1981 Incentive and Supplemental Stock
            Option Plans, as amended to increase the number of shares that may be issued under the Plans from 3,595,000 to 4,095,000, an increase of 500,000 shares.

    [ ] FOR                   [ ] AGAINST                   [ ] ABSTAIN

PROPOSAL 4: To ratify selection of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending December 31, 1998.

    [ ] FOR                   [ ] AGAINST                   [ ] ABSTAIN


DATE:
     --------------------------     --------------------------------------------
                                                      SIGNATURE

DATE:
     --------------------------     --------------------------------------------
                                                      SIGNATURE


                                    Please vote, date and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States.

                                    Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.